INCOME TAXES	12 Months Ended
Dec. 31, 2022
INCOME TAXES
9. INCOME TAXES
The components of income tax expense from our wholly owned operations and investments and our controlling interest in CIAC and joint ventures with Carrier are as follows:

Years Ended December 31,	2022	2021	2020
Current:
U.S. Federal	$71,475	$91,162	$58,895
State	27,202	20,703	12,909
Foreign	13,574	10,993	4,779

	112,251	122,858	76,583

Deferred:
U.S. Federal	10,766	6,434	218
State	3,695	1,374	21
Foreign	(995)	(1,869)	(199)

	13,466	5,939	40

Income tax expense	$125,717	$128,797	$76,623

We calculate our income tax expense and our effective tax rate for 100% of income attributable to our wholly owned operations and for our controlling interest of income attributable to CIAC and our joint ventures with Carrier, which are primarily taxed as partnerships for income tax purposes.
Following is a reconciliation of th
e
 effective income tax rate:

Years Ended December 31,	2022	2021	2020
U.S. federal statutory rate	21.0%	21.0%	21.0%
State income taxes, net of federal benefit and other	4.6	3.5	3.3
Excess tax benefits from share-based compensation	(8.6)	(1.7)	(2.1)
Tax effects on foreign income	0.3	0.4	0.3
FDII	(0.1)	(0.1)	—
Change in valuation allowance	0.4	0.8	—
Tax credits and other	(0.4)	(0.5)	(0.5)

Effective income tax rate attributable to Watsco, Inc.	17.2	23.4	22.0
Taxes attributable to non-controlling interest	(2.0)	(2.9)	(2.8)

Effective income tax rate	15.2%	20.5%	19.2%

The following is a summary of the significant components of our net deferred tax liabilities:

December 31,	2022	2021
Deferred tax assets:
Share-based compensation	$27,037	$30,854
Capitalized inventory costs and adjustments	4,366	3,449
Allowance for doubtful accounts	3,326	1,328
Self-insurance reserves	1,975	1,027
Other	8,711	6,081
Net operating loss carryforwards	3,899	3,959

	49,314	46,698
Valuation allowance	(8,171)	(5,107)

Total deferred tax assets	41,143	41,591

Deferred tax liabilities:
Deductible goodwil l	(88,316)	(82,704)
Depreciation	(23,806)	(18,744)
Unremitted earnings of domestic affiliate s	(6,618)	(5,175)
Other	(3,761)	(3,619)

Total deferred tax liabilities	(122,501)	(110,242)

Net deferred tax liabilities (1)	$(81,358)	$(68,651)

(1)	Net deferred tax liabilities have been included in the consolidated balance sheets in deferred income taxes and other liabilities.
Provisions of the Tax Cuts and Jobs Act of 2017 (the “TCJA”) such as the one-time repatriation transition tax and the global intangible low-taxed income (“GILTI”)
for years beginning in 2018, effectively taxed the undistributed earnings previously deferred from U.S. federal and certain state income taxes and eliminated any additional U.S. taxation resulting from repatriation of earnings on non-US
subsidiaries. GILTI is a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations. We have elected to provide for the tax expense related to GILTI in the year the tax was incurred as a period expense. As of December 31, 2022, we have accumulated undistributed earnings generated by our foreign subsidiaries of approximately
$148,000. Any additional taxes due with respect to such previously taxed earnings, if repatriated, would generally be limited to certain state income taxes and foreign withholding. Deferred taxes have been recorded for foreign withholding taxes on certain earnings of our foreign consolidated subsidiaries expected to be repatriated. We do not intend to distribute the remaining previously taxed foreign earnings and therefore have not recorded deferred taxes for certain state income taxes and foreign withholding on such earnings. The amount of certain state income taxes and foreign withholding that might be payable on the remaining amounts at December 31, 2022 is not practicable to estimate.
On March 11, 2021, the America Rescue Plan Act of 2021 (the “ARPA”) was enacted. The ARPA expanded IRC Section 162(m) to include five additional most highly compensated individuals. The expansion of Section 162(m) coverage is effective for tax years beginning after December 31, 2026. Unlike the employees subject to Section 162(m) by virtue of being the Chief Executive Officer (“CEO”), Chief Financial Officer, or three most highly compensated named executive officers, an employee who is identified as one of the “additional” five employees is not considered to be a covered employee indefinitely. The five additional employees will be subject to the annual $1,000 cap on compensation, and will be determined annually.
On August 16, 2022, the Inflation Reduction Act (the “IRA”) was enacted, which introduces a new 15% corporate minimum tax based on adjusted financial statement income and a 1% excise tax on stock repurchases, effective January 1, 2023, and provisions intended to mitigate climate change, including tax credit incentives for investments that reduce greenhouse gas emissions. Based on our current analysis of the provisions, this legislation will not have a material impact on our consolidated financial statements.
Valuation allowances are provided to reduce the related deferred income tax assets to an amount which will, more likely than not, be realized. The valuation allowance was $
8,171
and $
5,107
at December 31, 2022 and 2021, respectively. The increase was primarily attributable to the impact on U.S deferred tax assets from share-based compensation deduction limitations related to the expansion of IRC Section 162(m).

At December 31, 2022, there were state net operating loss carryforwards of $165,951, some of
which expire in 2026
, with the majority having an indefinite carryforward period.
 At December 31, 2022, there were foreign net operating loss carryforwards of $14,916, which expire in varying amounts from 2036 through 2042. These amounts are available to offset future taxable income. There were no federal net operating loss carryforwards at December 31, 2022.

We are subject to U.S. federal income tax, income tax of multiple state jurisdictions and foreign income tax. We are subject to tax audits in the various jurisdictions until the respective statutes of limitations expire. We are currently under examination by the Internal Revenue Service for the 2019 tax year. We are no longer subject to U.S. federal tax examinations for tax years prior to 2019. For the majority of states and foreign jurisdictions, we are no longer subject to tax examinations for tax years prior to 2018. In addition, we are no longer subject to U.S. Virgin Islands federal tax examinations for tax years prior to 2015.
At December 31, 2022 and 2021, the total amount of gross unrecognized tax benefits (excluding the federal benefit received from state positions) was $7,752 and $6,727, respectively. Of these totals, $6,457 and $5,636, respectively, (net of the federal benefit received from state positions) represent the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate. Our policy
is to recognize penalties within selling, general and administrative expenses and interest related to income tax matters in income tax expense in the consolidated statements of income. At December 31, 2022 and 2021, the cumulative amount of estimated accrued interest and penalties resulting from such unrecognized tax benefits was $1,343 and $1,211, respectively, and is included in deferred income taxes and other current liabilities in the accompanying consolidated balance sheets.
The changes in gross unrecognized tax benefits were as follows:

Balance at December 31, 2019	$5,367
Additions based on tax positions related to the current year	1,911
Reductions due to lapse of applicable statute of limitations	(773)

Balance at December 31, 2020	6,505
Additions based on tax positions related to the current year	1,143
Reductions due to lapse of applicable statute of limitations	(921)

Balance at December 31, 2021	6,727
Additions based on tax positions related to the current year	1,867
Reductions due to lapse of applicable statute of limitations	(842)

Balance at December 31, 2022	$7,752